Exhibit 99.1

Sono Group N.V. and Sports One Sign Letter of Intent to Combine and Expand into Professional Sports Franchise Ownership

Proposed combination pairs long-term minority ownership in NFL, NBA, MLB and NHL franchises with a sports intelligence business built to measure athlete value at scale to serve surging team, college/NIL, and brand demand; concurrent with signing, an investor group purchased a 19.9% stake at market price with no warrants

LAND O'LAKES, Fla. and NEW YORK, Aug. 31, 2026 – Sono Group N.V. (Nasdaq: SSM) (“Sono” or the “Company”) and Sports One (“Sports One”) today announced that they have entered into a non-binding letter of intent (the “Letter of Intent”) to combine. The proposed combination is intended to create a publicly traded, permanent-capital company that acquires and holds minority interests in NFL, NBA, MLB and NHL franchises, paired with an operating sports intelligence business serving athletes, teams, universities, brands and sponsors. It would represent a new strategic direction for the Company; upon completion, the Company is expected to be renamed Sports One.

Key highlights:

•	Non-binding letter of intent signed; Sports One equity holders would own a super-majority of the combined public company, expected to be renamed Sports One
•	Concurrent registered direct offering: 19.9% of outstanding ordinary shares purchased at market price, no discount, no warrant coverage, subject to a 180-day investor lock-up
•	Built around two complementary businesses: long-duration ownership of minority interests in major professional franchises and a sports intelligence business that potentially creates informational advantages
•	A publicly traded vehicle for a historically private, restricted asset class: while listed shares provide daily liquidity, the public permanent-capital approach addresses the limitations imposed by the fixed lifespan of traditional private investment funds; no forced exits and no obligation to sell a compounding asset make Sports One potentially more attractive to sellers
•	Value-add operating engine: real-time athlete-level data and NIL valuation intelligence serving teams, universities, brands, and betting, gaming and prediction markets

Concurrently with the signing of the Letter of Intent, a group of investors, including investors affiliated with Sports One, purchased 283,500 ordinary shares of the Company, representing 19.9% of the Company's outstanding ordinary shares, in a registered direct offering. The investment was made at market price, with no discount and no warrant coverage, a structure the parties believe underscores investor conviction in the proposed combination. Each investor in the offering has also entered into a 180-day lock-up agreement with Sports One, subject to waiver upon the satisfaction of certain conditions. Proceeds will be used for working capital and general corporate purposes.

“Sono Group has always been about opening access to what was previously out of reach. Professional sports franchises have created extraordinary value for decades, but ownership has stayed closed to all but a small circle. In the Sports One team we found partners who know these leagues from the inside, as owners, and combining with them is the right next chapter for this company,” said Kevin McGurn, Managing Director and CEO of Sono Group N.V.

“Winning as a fan is a fantastic experience. Winning as a fan and a stakeholder is even better. Fans owning a piece of a professional sports team is becoming a reality. We launched Sports One to be a preeminent stakeholder in the best sports franchises, adding value through our intelligence platform and bringing more athletes to market to make these teams even better. Combining with Sono Group lets us scale our exciting approach for the next phase of sports growth and excitement, with fans alongside us from day one," said Paul Misir, Founder of Sports One.

“Sports continues to be a connection point for nearly everyone in their everyday conversations. The demand for sports media - both games themselves and analytics around them - is nearly insatiable, driving team valuations upward. Team ownership is a dream for many, and we aim to give everyone who wants to participate an accessible, affordable way to live that dream,” added Chris Kelly, Co-Founder and Chief Executive Officer of Sports One.

An asset class that outperformed for decades, yet remains inaccessible to most investors

Franchises across the NFL, NBA, MLB and NHL have been among the most durable stores of value in American business, yet among the least accessible. The four major U.S. leagues comprise 124 franchises with an aggregate value exceeding $500 billion, based on the most recent published team valuations by Forbes and Sportico. Values have risen sharply in recent years across all four leagues. For generations, participating in that appreciation required an eight-to-nine-figure commitment and access to an exclusive network.

Over the past several years, each of the four leagues has adopted a framework permitting passive institutional ownership, most recently the NFL in August 2024. The rules now permit institutional capital to participate. Any acquisition would remain subject to applicable league and team approvals.

Permanent capital, public transparency, daily liquidity

The proposed business combination would give Sports One's strategy a public, permanent-capital structure. Unlike a traditional private fund, a permanent-capital company has no fixed fund life, no forced exit timeline, and no obligation to sell a compounding asset. It is designed to hold and scale franchise interests indefinitely, while its listed shares are designed to provide investors with daily liquidity and diversified exposure to an asset class that has historically been difficult to access and highly illiquid.

A public structure also carries a disclosure standard new to this asset class: audited financial statements, periodic reporting and material-event disclosure. The parties believe a properly structured public company can participate within the leagues' established ownership frameworks while offering a level of visibility that has not existed in sports franchise ownership.

The second engine: pricing athlete value

Alongside the proposed portfolio, Sports One intends to generate operating revenue through its sports intelligence business: real-time athlete-level data, social media value scoring, and quantified measures of what each athlete is worth to sponsors. The platform combines artificial intelligence (AI) intellectual property with indexed proprietary intelligence that the parties believe does not currently exist in the market, enabling athletes and their name, image and likeness (“NIL”) rights to be valued as a new asset category.

The intended customers span the modern sports economy: investment and roster decisions for teams and universities; operating data for betting, gaming and prediction-market companies; and campaign planning and measurement for brands and sponsors. The combined business is designed to be anchored by long-term franchise ownership, with the optionality of a scalable data-and-intelligence operation that opens new categories for athlete engagement and value benchmarking. The result is a company designed to own, operate and compound the value of the franchise interests it holds.

The proposed combination

Under the Letter of Intent, the Company and Sports One intend to enter into a definitive agreement pursuant to which the two would combine, with the former equity holders of both entities holding equity in the combined public company listed on a national stock exchange (the “Surviving Company”), and with Sports One's existing equity holders owning a super-majority of the combined public company.

The Surviving Company would be led by the Sports One management team, including private equity executive Paul Misir, Founder and Chairman; Chris Kelly, Co-Founder and Chief Executive Officer (co-owner of the NBA Sacramento Kings); Reince Priebus, Co-Founder and Advisor; and Michael Spanos II, SVP Business Development (Spanos family owns the NFL Los Angeles Chargers), who bring direct, first-hand ownership experience in the major U.S. sports leagues.

The final terms of the definitive agreement are subject to the completion of due diligence to the Company's satisfaction. Completion of the transaction remains subject to the negotiation and execution of definitive documentation and satisfaction of customary closing conditions stated in the Letter of Intent, including (i) completion of any required regulatory review and (ii) approval of the transaction by the Company's shareholders, as well as other customary conditions. The Letter of Intent is non-binding except for limited customary provisions. Accordingly, no assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

In connection with the Letter of Intent, and in a step intended to simplify the Company's capital structure, the sole holder of the Company's preferred shares, YA II PN, Ltd., has entered into a call option agreement with affiliates of Sports One to enable such parties to acquire approximately half of the issued and outstanding preferred shares currently held by YA II PN, Ltd., if such parties exercise the option provided for in that call option agreement before its expiration, which occurs fifteen calendar days after the closing of the proposed transaction contemplated by the Letter of Intent. Pursuant to the call option agreement, YA II PN, Ltd. has agreed not to dispose of the 700 preferred shares subject to the call option agreement or to convert them to ordinary shares or shares of common stock prior to the expiration of the call option. There are no other restrictions on any shares held by YA II PN, Ltd.

Additional information regarding the transactions described above is contained in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 31, 2026, including the share purchase agreement filed as an exhibit thereto, available at www.sec.gov and on the Company's investor relations website at ir.sonomotors.com.

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About Sports One

Sports One was recently formed to acquire and hold minority interests in professional sports teams, with a primary focus on the NBA, NFL, MLB and NHL, and to operate a sports intelligence business that provides real-time athlete-level data, social media value scoring, and quantified data for what each athlete is worth to sponsors.

About Sono Group N.V.

Sono Group N.V. (Nasdaq: SSM) is a Netherlands-incorporated company listed on the Nasdaq Capital Market, currently operating as a digital asset treasury company. The Company's Treasury Strategy is centered on the acquisition of Bitcoin and the generation of structured yield through an institutional covered-call approach under an ISDA Master Agreement framework. For more information about Sono Group N.V., visit sonogroupnv.com.

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other applicable securities laws. Such forward-looking statements include, but are not limited to, statements regarding the proposed business combination between Sports One and the Company, the anticipated execution of definitive transaction agreements, the expected timing and completion of the proposed transaction, the anticipated enterprise value of the combined company, the potential future growth of the combined company, including any potential increase in enterprise value through future acquisitions, strategic transactions, investments, or organic growth initiatives, the proposed acquisition of minority interests in major sports franchises, the anticipated benefits of the proposed transaction, Sports One's business strategy, market opportunities, growth prospects, technological development plans, acquisition strategy and future operating performance. Forward-looking statements generally may be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "forecast," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "seek," "should," "target," "will," "would," and similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on current expectations, estimates, forecasts, assumptions, and projections about future events and are subject to numerous risks and uncertainties, many of which are beyond the control of Sports One and the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of a variety of factors, including, but not limited to: the risk that the parties may be unable to negotiate or execute definitive agreements relating to the proposed transaction; the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to satisfy any conditions to closing; the failure to obtain required shareholder approvals, regulatory approvals, financing arrangements, exchange listing approvals, or other necessary consents; changes in applicable laws, regulations, governmental policies, or market conditions; the occurrence of any event, change, or circumstance that could delay, prevent, or otherwise adversely affect the proposed transaction; the ability to maintain the listing of securities on Nasdaq or another national securities exchange; the availability of financing; general economic, financial, political, and business conditions; inflation, interest rates, foreign exchange fluctuations, and geopolitical developments; cybersecurity incidents; intellectual property risks; litigation risks; competition; technological changes; the ability of Sports One to successfully develop and commercialize its sports intelligence business, or to acquire and integrate minority interests in major sports franchises; the ability to realize anticipated synergies or benefits from acquisitions, strategic investments, or asset contributions; the ability to achieve projected growth objectives, valuation targets, operational milestones, or market opportunities; the future adoption, commercialization, and market acceptance of a sports intelligence business; and other risks and uncertainties that may be identified in any past or future filings made by the parties with the SEC in connection with the proposed transaction. Any references in this press release to anticipated enterprise values, future valuation objectives, acquisition opportunities, strategic growth initiatives, market opportunities, expected benefits, or long-term business prospects are based on preliminary assumptions and management expectations that are inherently uncertain and subject to significant business, economic, competitive, regulatory, financing, and market risks. No assurance can be given that any acquisition, strategic initiative, growth objective, valuation target, expected benefit, or business plan described in this press release will be achieved. The proposed transaction is currently subject to a non-binding Letter of Intent. There can be no assurance that definitive agreements will be entered into, that the parties will successfully complete their due diligence, that any proposed asset contributions will be approved or consummated, or that the proposed transaction will be completed on the terms currently contemplated, within the anticipated timeframe, or at all. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Sports One and the Company expressly disclaim any obligation or undertaking to update, revise, or publicly release any revisions to any forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, the Company and Sports One will prepare a proxy statement/prospectus (the “proxy statement/prospectus”) to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to the Company's shareholders. The Company and Sports One urge investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination.

Such persons can also read the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described in this press release. The proxy statement/prospectus, once available, and the Annual Report can be obtained, without charge, at the SEC's website (www.sec.gov).

Participants in the Solicitation

The Company and Sports One, and their respective directors, executive officers, and certain other members of management and employees may be deemed participants in any solicitation of proxies from the Company's shareholders in connection with the proposed transaction. Information regarding the Company's directors and executive officers is contained in the Company's filings with the SEC. Additional information regarding the interests of such participants in the proposed transaction, which may, in some cases, be different than those of the Company's and Sports One's equity holders generally, will be included in any proxy statement, registration statement, prospectus, or other relevant documents filed with the SEC if and when such documents become available.

No Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. No proxy solicitation will be made except pursuant to a proxy statement/prospectus filed with the SEC and mailed to the Company's shareholders in accordance with applicable law.

Contact

Press: press@sonogroupnv.com | ir.sonomotors.com/news-events

Investors: ir@sonogroupnv.com | ir.sonomotors.com

LinkedIn: linkedin.com/company/sonogroupnv